UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill, Esq.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2017 through August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

Undiscovered Managers Funds

August 31, 2018

Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 9, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to outpace other developed markets, while geopolitical tensions and rising borrowing costs began to drag on emerging markets during the twelve months ended August 31, 2018.

“While the impact of protectionist U.S. trade policies and currency devaluations in emerging markets loomed over financial markets, the underlying fundamentals of continued global economic growth remained in place at the end of August 2018.” — George C.W. Gatch

Synchronized global economic growth helped the U.S. economy expand during the first half of the reporting period and U.S. equity prices reached record highs in every month from September 2017 through January 2018, a period also marked by low financial market volatility.

However, an early February sell-off in both equity and bond markets in the U.S. rapidly spread to other financial markets. The S&P 500 Index lost more than 10% of its value over several days and a spike in yields on benchmark 10-year U.S. Treasury bonds further roiled markets. U.S. equities recovered somewhat in subsequent months but it wasn’t until August 2018 that the S&P 500 returned to record highs.

In 2018, U.S. gross domestic product (GDP) rose 2.2% in the first quarter and 4.2% in the second quarter, the largest increase in nearly four years. Notably, U.S. corporate earnings and revenues in the first and second quarters of 2018 reached record levels and the U.S. unemployment rate fell to 3.9% in August 2018 from 4.2% in September 2017. The U.S. Federal Reserve responded to job growth and nascent inflationary pressure by raising interest rates in December 2017, and again in March and June. (Subsequent to the end of reporting period, the central bank raised rates in September 2018.)

In the European Union, political uncertainty clouded positive economic growth. While inflation remained below the European Central Bank’s (ECB) target rate, second quarter 2018 GDP grew by 2.1% and the unemployment rate in the 19-nation euro area fell to 8.1% in August, the lowest level since November 2008.

However, a new government in Italy threatened to challenge the European Commission’s stability and growth pact, raising investor fears that the commission would enact punitive measures. Also, negotiations over the U.K.’s exit from the European Union continued without resolution during the reporting period, raising political and economic uncertainty.

Against this backdrop, the ECB reiterated it would maintain interest rates at current levels until at least the summer of 2019.

China’s economy continued to drive emerging markets growth in late 2017, but U.S. tariffs on billions of dollars’ worth of Chinese goods in 2018 led to a decline in exports to the U.S. The Chinese government responded in kind to protectionist U.S. trade policies and moved to further stimulate domestic demand.

In other emerging markets, equities and bonds generally provided solid returns for the second half of 2017 but rising U.S. interest rates and a stronger U.S. dollar in 2018 raised borrowing costs and hurt select emerging markets, particularly petroleum importing nations with large current account deficits. Discrete political-economic factors in select nations also weighed on emerging markets debt.

While the impact of protectionist U.S. trade policies and currency devaluations in emerging markets loomed over financial markets, the underlying fundamentals of continued global economic growth remained in place at the end of August 2018.

We believe a long term outlook and a properly diversified portfolio should help investors navigate the changing market environment. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	1

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	21.95%
Russell 2000 Value Index	20.05%

Net Assets as of 8/31/2018 (In Thousands)	$6,688,946

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.

HOW DID THE MARKET PERFORM?

U.S. financial markets largely outperformed other developed markets as well as emerging markets during the reporting period. Positive economic data, record high corporate earnings and continued low interest rates helped lift U.S. equities, while investor uncertainty about overseas markets provided some support for U.S. Treasury bonds during the second half of the reporting period.

Through the first half of the reporting period, U.S. equity prices climbed to record high levels and financial market volatility remained historically low. However, in early February, prices for both U.S. equities and bonds fell sharply amid acute investor fears that accelerating inflation would lead to rapidly rising interest rates. The sell-off in the U.S. spread to other financial markets around the world. While financial markets recovered somewhat in the following months, volatility remained elevated throughout the remainder of the reporting period.

Notably, the S&P 500 Index reached new intraday and closing highs in late August 2018 amid continued investor demand for U.S. equities. Overall, U.S. small cap equities outperformed large cap and mid cap equities and growth stocks outperformed value stocks. For the twelve months ended August 31, 2018, the Russell 2000 Value Index returned 20.05%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2018, the Fund’s Class L Shares outperformed the Russell 2000 Value Index (the “Benchmark”). The Fund’s security selection in the information technology sector and its security selection and overweight position in the industrials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in WPX Energy Inc., Copart Inc. and Haemonetics Corp. Shares of WPX Energy, a petroleum and natural gas producer that was not held in the Benchmark, rose during the reporting period after the company reported better-than-expected earnings for several quarters.

Shares of Copart, an online provider of automobile auctions that was not held in the Benchmark, rose after the company reported better-than-expected earnings for several quarters. Shares of Haemonetics, a provider of medical products and technology, rose after the company reported better-than-expected earnings and revenue for several quarters.

Leading individual detractors from relative performance included the Fund’s overweight positions in Colony Capital Inc. (formerly Colony Northstar Inc.), Investors Bancorp Inc. and Tupperware Brands Corp. Shares of Colony Capital, a commercial real estate company that was not held in the Benchmark, fell after the company cut its dividend. Shares of Investors Bancorp, a bank holding company, fell amid investor concerns about the company’s earnings in an environment of rising interest rates. Shares of Tupperware Brands, a maker of consumer home and beauty products, fell after the company reported weaker-than-expected revenue for the second quarter of 2018 and lowered its earnings forecast amid weaker overseas sales revenue and adverse foreign exchange movements.

HOW WAS THE FUND POSITIONED?

The Fund’s sub-adviser, Fuller & Thaler Asset Management Inc. (the “Sub-Adviser”), looked for stocks that it believed were mispriced based on behavioral biases. The Sub-Adviser generally utilizes a three-pronged approach that includes i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company; ii) evidence of market overreaction due to behavioral factors like loss aversion or stereotyping that has resulted in an absolute or relative decline in the valuation of certain securities; and iii) analysis of the company’s fundamentals with regard to business model, valuation and credit risk.

During the reporting period, the Fund’s largest overweight positions versus the Benchmark were in the industrials and information technology sectors, while its largest underweight positions versus the Benchmark were in the financials and utilities sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

2	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Investors Bancorp, Inc.	3.4%
2.	First Horizon National Corp.	3.3
3.	Brixmor Property Group, Inc.	2.5
4.	Celanese Corp., Series A	2.4
5.	Crown Holdings, Inc.	2.3
6.	KLX, Inc.	1.9
7.	Hope Bancorp, Inc.	1.8
8.	CNO Financial Group, Inc.	1.8
9.	KeyCorp	1.8
10.	Colony Capital, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR*
Financials	24.2%
Industrials	17.8
Information Technology	11.8
Materials	11.0
Real Estate	10.7
Consumer Discretionary	8.8
Energy	6.1
Utilities	3.2
Health Care	2.9
Consumer Staples	2.1
Short-Term Investment	1.4

*	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge*		15.07%	11.79%	12.75%
Without Sales Charge		21.44	13.00	13.36
CLASS C SHARES	June 4, 2004
With CDSC**		19.83	12.44	12.80
Without CDSC		20.83	12.44	12.80
CLASS I SHARES	April 30, 2013	21.75	13.28	13.63
CLASS L SHARES	December 28, 1998	21.95	13.45	13.72
CLASS R2 SHARES	April 30, 2013	21.15	12.72	13.21
CLASS R3 SHARES	March 1, 2017	21.43	13.00	13.36
CLASS R4 SHARES	March 1, 2017	21.76	13.28	13.63
CLASS R5 SHARES	March 1, 2017	21.93	13.45	13.72
CLASS R6 SHARES	April 30, 2013	22.07	13.56	13.78

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/08 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 and Class I Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of the Class A, Class I and Class L Shares, respectively. The actual returns for Class R3, Class R4 and Class R5 Shares would have been similar to those shown because Class R3, Class R4 and Class R5 Shares have similar expenses to Class A, Class I and Class L Shares, respectively.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the Undiscovered Managers Behavioral Value Fund, the

Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from August 31, 2008 to August 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	4.74%
Morgan Stanley Capital International (“MSCI”) US REIT Index	6.40%

Net Assets as of 8/31/2018 (In Thousands)	$2,595,951

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE MARKET PERFORM?

U.S. financial markets largely outperformed other developed markets as well as emerging markets during the reporting period. Positive economic data, record high corporate earnings and continued low interest rates helped lift U.S. equities, while investor uncertainty about overseas markets provided some support for U.S. Treasury bonds during the second half of the reporting period.

Through the first half of the reporting period, U.S. equity prices climbed to record high levels and financial market volatility remained historically low. However, in early February, prices for both U.S. equities and bonds fell sharply amid acute investor fears that accelerating inflation would lead to rapidly rising interest rates. The sell-off in the U.S. spread to other financial markets around the world. While financial markets recovered somewhat in the following months, volatility remained elevated throughout the remainder of the reporting period.

Notably, the S&P 500 Index reached a new intraday and closing high in late August amid continued investor demand for U.S. equities. Overall, returns for real estate sector equities were positive but lackluster compared with the broader market for U.S. equities, as investor expectations for rising interest rates weighed on the real estate market.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2018, the Fund’s Class L Shares underperformed the MSCI US REIT Index (the “Benchmark”). The Fund’s security selection and overweight position in the office/industrial sector and its underweight position in the retail sector were leading detractors from performance relative to the Benchmark, while the Fund’s overweight position and security selection in hotels, storage and other properties was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Lennar Corp. and

Equinix Inc. and its underweight position in Simon Property Group Inc. Shares of Lennar, a home builder that was not held in the Benchmark, fell ahead of the company’s planned acquisition of CalAtlantic Group Inc. Shares of Equinix, an owner/operator of data centers, fell after the company’s chief executive resigned in January 2018. Shares of Simon Property Group, a commercial property real estate investment trust, rose after the company reported better-than-expected results for second quarter of 2018 and raised its earnings forecast for the full year.

Leading individual contributors to the Fund’s relative performance included its overweight positions in CalAtlantic Group and its underweight positions in Welltower Inc. and Colony Capital Inc. (formerly Colony NorthStar Inc.). Shares of CalAtlantic Group, a home builder that was not held in the Benchmark, rose ahead of the company’s acquisition by Lennar Corp. Shares of Welltower Inc., a real estate investment trust operating in the senior housing and health care sectors, fell amid general weakness in the health care realty sector. Shares of Colony Capital, a commercial real estate company that was not held in the Fund, fell after the company cut its dividend.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model. During the reporting period, the portfolio managers sold retail sector and triple net lease sector stocks to fund investments in the residential and office/industrial sectors, as well as investments in hotels. The managers sought companies that they believed would benefit from economic recovery, especially residential and data center sector companies.

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	5

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Digital Realty Trust, Inc.	5.9%
2.	Prologis, Inc.	5.8
3.	Equity Residential	4.9
4.	Equinix, Inc.	4.7
5.	AvalonBay Communities, Inc.	4.3
6.	HCP, Inc.	4.0
7.	Public Storage	3.8
8.	Mid-America Apartment Communities, Inc.	3.0
9.	Boston Properties, Inc.	2.9
10.	Iron Mountain, Inc.	2.9

PORTFOLIO COMPOSITION BY SECTOR*
Apartments	26.4%
Industrial	19.5
Office	14.3
Health Care	9.5
Hotels	7.9
Storage	7.5
Diversified	6.5
Shopping Centers	4.1
Software	1.1
Regional Malls	1.0
Short-Term Investments	2.2

*	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

6	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge*		(1.14)%	7.56%	5.62%
Without Sales Charge		4.31	8.72	6.18
CLASS C SHARES	June 4, 2004
With CDSC**		2.85	8.18	5.64
Without CDSC		3.85	8.18	5.64
CLASS I SHARES	March 1, 2017	4.63	9.12	6.60
CLASS L SHARES	January 1, 1998	4.74	9.15	6.62
CLASS R5 SHARES	May 15, 2006	4.81	9.20	6.67
CLASS R6 SHARES	November 2, 2015	4.79	9.22	6.68

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/08 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares. Returns for Class I Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns for Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from August 31, 2008 to August 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable.

The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. The Lipper Real Estate Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	7

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%
Aerospace & Defense — 1.9%
KLX, Inc.*	1,680	124,076

Auto Components — 2.6%
Gentherm, Inc.*	1,810	89,050
Tenneco, Inc.	2,031	86,895

		175,945

Banks — 14.9%
Bancorp, Inc. (The)*	1,936	19,414
Brookline Bancorp, Inc.	3,284	59,613
First Horizon National Corp.	11,831	217,921
First Midwest Bancorp, Inc.	2,511	68,252
FNB Corp.	1,790	24,074
Hope Bancorp, Inc.	7,006	122,676
Investors Bancorp, Inc.	17,624	225,591
KeyCorp	5,595	117,885
Simmons First National Corp., Class A	1,006	31,794
TCF Financial Corp.	1,955	49,565
United Bankshares, Inc.	1,600	63,025

		999,810

Building Products — 1.4%
Armstrong World Industries, Inc.*	1,297	90,519

Capital Markets — 2.8%
Apollo Investment Corp.	5,097	28,238
Artisan Partners Asset Management, Inc., Class A	1,227	40,686
Investment Technology Group, Inc.	1,512	33,093
Janus Henderson Group plc (United Kingdom)	1,911	53,984
Waddell & Reed Financial, Inc., Class A	1,441	28,854

		184,855

Chemicals — 4.8%
Cabot Corp.	1,715	111,309
Celanese Corp., Series A	1,377	160,821
Koppers Holdings, Inc.*	1,397	49,533

		321,663

Commercial Services & Supplies — 6.4%
Brink’s Co. (The)	1,080	81,107
Civeo Corp.*	2,465	9,712
Clean Harbors, Inc.*	1,376	94,376
Copart, Inc.*	1,150	73,931
Covanta Holding Corp.	6,462	114,063
Herman Miller, Inc.	1,424	54,556

		427,745

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.6%
ADTRAN, Inc.	2,270	39,040

Construction & Engineering — 0.5%
Granite Construction, Inc.	777	35,505

Construction Materials — 0.6%
Eagle Materials, Inc.	433	39,934

Containers & Packaging — 3.7%
Crown Holdings, Inc.*	3,652	156,325
Graphic Packaging Holding Co.	6,551	93,151

		249,476

Diversified Consumer Services — 0.5%
Sotheby’s*	634	30,439

Electric Utilities — 3.2%
El Paso Electric Co.	1,699	104,167
Portland General Electric Co.	2,307	107,060

		211,227

Electronic Equipment, Instruments & Components — 4.1%
Avnet, Inc.	955	46,210
Dolby Laboratories, Inc., Class A	1,053	73,875
MTS Systems Corp.	1,169	63,226
Zebra Technologies Corp., Class A*	516	88,629

		271,940

Energy Equipment & Services — 2.7%
Patterson-UTI Energy, Inc.	5,959	102,081
TETRA Technologies, Inc.*	6,649	30,519
US Silica Holdings, Inc.	2,204	46,702

		179,302

Equity Real Estate Investment Trusts (REITs) — 10.8%
Alexander & Baldwin, Inc.	1,826	42,849
Brixmor Property Group, Inc.	9,041	164,720
Chatham Lodging Trust	2,699	57,894
Colony Capital, Inc.	18,967	116,268
Franklin Street Properties Corp.	6,435	55,145
Kite Realty Group Trust	2,051	35,856
Pebblebrook Hotel Trust	1,365	52,697
PotlatchDeltic Corp.	567	27,364
Rayonier, Inc.	2,209	76,927
Retail Properties of America, Inc., Class A	2,988	38,039
Ryman Hospitality Properties, Inc.	586	52,013

		719,772

Food & Staples Retailing — 0.9%
Sprouts Farmers Market, Inc.*	2,361	62,484

SEE NOTES TO FINANCIAL STATEMENTS.

8	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 0.7%
Haemonetics Corp.*	399	44,541

Health Care Technology — 1.2%
Allscripts Healthcare Solutions, Inc.*	5,687	83,080

Hotels, Restaurants & Leisure — 0.8%
Bloomin’ Brands, Inc.	1,134	21,879
Brinker International, Inc.	699	30,969

		52,848

Household Durables — 1.4%
TRI Pointe Group, Inc.*	3,183	46,124
Tupperware Brands Corp.	1,400	45,527

		91,651

Household Products — 1.2%
Energizer Holdings, Inc.	1,283	81,579

Insurance — 5.2%
Assured Guaranty Ltd.	1,690	68,860
CNO Financial Group, Inc.	5,585	120,681
National General Holdings Corp.	2,889	78,895
White Mountains Insurance Group Ltd.	85	79,173

		347,609

IT Services — 3.6%
Acxiom Corp.*	793	36,212
Broadridge Financial Solutions, Inc.	190	25,739
Cardtronics plc, Class A*	1,383	48,533
Convergys Corp.	2,267	56,072
Global Payments, Inc.	170	21,226
Sykes Enterprises, Inc.*	1,817	54,959

		242,741

Machinery — 4.0%
Actuant Corp., Class A	1,610	47,409
Harsco Corp.*	1,310	37,009
Hyster-Yale Materials Handling, Inc.	497	30,637
Kennametal, Inc.	2,262	92,372
Terex Corp.	1,641	63,597

		271,024

Marine — 1.2%
Matson, Inc.	2,110	78,829

Media — 0.6%
John Wiley & Sons, Inc., Class A	629	40,583

Metals & Mining — 1.1%
Commercial Metals Co.	3,529	76,235

INVESTMENTS	SHARES (000)	VALUE ($000)

Mortgage Real Estate Investment Trusts (REITs) — 1.3%
AG Mortgage Investment Trust, Inc.	1,460	27,441
Apollo Commercial Real Estate Finance, Inc.	2,747	53,373
Starwood Property Trust, Inc.	379	8,360

		89,174

Oil, Gas & Consumable Fuels — 3.4%
PBF Energy, Inc., Class A	850	44,139
Range Resources Corp.	4,498	73,865
WPX Energy, Inc.*	5,807	110,744

		228,748

Paper & Forest Products — 0.8%
PH Glatfelter Co.	2,693	51,788

Pharmaceuticals — 0.9%
Prestige Consumer Healthcare, Inc.*	1,653	63,651

Software — 2.6%
ACI Worldwide, Inc.*	3,224	91,590
Verint Systems, Inc.*	1,760	85,432

		177,022

Specialty Retail — 1.7%
DSW, Inc., Class A	2,184	72,652
Genesco, Inc.*	479	24,380
Guess?, Inc.	609	14,920

		111,952

Technology Hardware, Storage & Peripherals — 0.9%
NCR Corp.*	2,138	60,726

Textiles, Apparel & Luxury Goods — 1.3%
Columbia Sportswear Co.	977	88,593

Trading Companies & Distributors — 2.5%
Applied Industrial Technologies, Inc.	436	33,586
Beacon Roofing Supply, Inc.*	1,610	59,682
MRC Global, Inc.*	3,466	71,429

		164,697

Total Common Stocks (Cost $5,109,590)		6,610,803

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	9

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.82% (a) (b) (Cost $92,184)	92,184	92,184

Total Investments — 100.2% (Cost $5,201,774)		6,702,987
Liabilities in Excess of Other Assets — (0.2%)		(14,041)

Net Assets — 100.0%		$6,688,946

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%
Apartments — 26.4%
American Campus Communities, Inc., REIT	1,355	56,801
AvalonBay Communities, Inc., REIT	611	112,009
Camden Property Trust, REIT	670	63,710
Equity LifeStyle Properties, Inc., REIT	658	63,791
Equity Residential, REIT	1,870	126,713
Essex Property Trust, Inc., REIT	215	52,856
Invitation Homes, Inc., REIT	2,468	57,672
Lennar Corp., Class A	1,234	63,759
Mid-America Apartment Communities, Inc., REIT	755	78,180
Taylor Morrison Home Corp., Class A*	552	10,743

		686,234

Diversified — 6.5%
American Tower Corp., REIT	161	23,998
Cousins Properties, Inc., REIT	2,421	22,633
Cushman & Wakefield plc*	619	10,935
PotlatchDeltic Corp., REIT	176	8,483
SBA Communications Corp., REIT*	213	33,100
Washington, REIT	220	6,941
Weyerhaeuser Co., REIT	1,840	63,880

		169,970

Health Care — 9.6%
HCP, Inc., REIT	3,880	104,882
Healthcare Trust of America, Inc., Class A, REIT	1,197	34,196
Ventas, Inc., REIT	604	36,175
Welltower, Inc., REIT	1,096	73,093

		248,346

Hotels — 7.9%
Host Hotels & Resorts, Inc., REIT	2,972	63,986
Park Hotels & Resorts, Inc., REIT	1,888	63,162
RLJ Lodging Trust, REIT	2,095	45,907
Sunstone Hotel Investors, Inc., REIT	1,992	33,419

		206,474

Industrial — 19.5%
CoreSite Realty Corp., REIT	159	18,505
Digital Realty Trust, Inc., REIT	1,225	152,187
Equinix, Inc., REIT	281	122,665
Liberty Property Trust, REIT	781	34,183
Prologis, Inc., REIT	2,255	151,480
Terreno Realty Corp., REIT	705	27,074

		506,094

INVESTMENTS	SHARES (000)	VALUE ($000)

Office — 14.3%
Boston Properties, Inc., REIT	586	76,495
Brandywine Realty Trust, REIT	3,303	55,357
Douglas Emmett, Inc., REIT	1,382	53,990
Empire State Realty Trust, Inc., Class A, REIT	1,750	30,784
Equity Commonwealth, REIT*	286	9,174
Highwoods Properties, Inc., REIT	1,077	53,572
JBG SMITH Properties, REIT	571	21,383
VEREIT, Inc., REIT	7,311	57,169
Vornado Realty Trust, REIT	166	12,819

		370,743

Regional Malls — 1.0%
Taubman Centers, Inc., REIT	411	26,548

Shopping Centers — 4.1%
Brixmor Property Group, Inc., REIT	3,440	62,669
Federal Realty Investment Trust, REIT	281	36,670
Saul Centers, Inc., REIT	136	8,147

		107,486

Software — 1.1%
InterXion Holding NV (Netherlands)*	420	27,665

Storage — 7.5%
Iron Mountain, Inc., REIT	2,061	74,398
Public Storage, REIT	463	98,369
Rexford Industrial Realty, Inc., REIT	655	21,295

		194,062

Total Common Stocks (Cost $2,219,603)		2,543,622

Short-Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.82% (a) (b) (Cost $56,130)	56,130	56,130

Total Investments — 100.1% (Cost $2,275,733)		2,599,752
Liabilities in Excess of Other Assets — (0.1%)		(3,801)

Net Assets — 100.0%		$2,595,951

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	11

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018

(Amounts in thousands, except per share amounts)

	Undiscovered Managers Behavioral Value Fund	JPMorgan Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$6,610,803	$2,543,622
Investments in affiliates, at value	92,184	56,130
Receivables:
Investment securities sold	16,890	1,060
Fund shares sold	7,329	153
Dividends from non-affiliates	4,480	1,116
Dividends from affiliates	73	118

Total Assets	6,731,759	2,602,199

LIABILITIES:
Payables:
Investment securities purchased	29,790	4,386
Fund shares redeemed	7,058	118
Accrued liabilities:
Investment advisory fees	3,889	1,408
Administration fees	418	34
Distribution fees	351	37
Service fees	780	43
Custodian and accounting fees	45	19
Trustees’ and Chief Compliance Officer’s fees	1	1
Other	481	202

Total Liabilities	42,813	6,248

Net Assets	$6,688,946	$2,595,951

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

	Undiscovered Managers Behavioral Value Fund	JPMorgan Realty Income Fund
NET ASSETS:
Paid-in-Capital	$4,893,477	$2,316,434
Accumulated undistributed (distributions in excess of) net investment income	21,006	7,542
Accumulated net realized gains (losses)	273,250	(52,044)
Net unrealized appreciation (depreciation)	1,501,213	324,019

Total Net Assets	$6,688,946	$2,595,951

Net Assets:
Class A	$888,695	$167,082
Class C	233,455	3,873
Class I	1,220,927	25,725
Class L	3,589,067	60,464
Class R2	20,684	—
Class R3	1,784	—
Class R4	2,461	—
Class R5	4,521	13,167
Class R6	727,352	2,325,640

Total	$6,688,946	$2,595,951

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,014	12,490
Class C	3,357	299
Class I	16,147	1,902
Class L	47,290	4,462
Class R2	282	—
Class R3	24	—
Class R4	33	—
Class R5	59	967
Class R6	9,565	171,458

Net Asset Value (a):
Class A — Redemption price per share	$73.97	$13.38
Class C — Offering price per share (b)	69.55	12.93
Class I — Offering and redemption price per share	75.61	13.53
Class L — Offering and redemption price per share	75.89	13.55
Class R2 — Offering and redemption price per share	73.28	—
Class R3 — Offering and redemption price per share	73.69	—
Class R4 — Offering and redemption price per share	75.50	—
Class R5 — Offering and redemption price per share	75.88	13.62
Class R6 — Offering and redemption price per share	76.05	13.56
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$78.07	$14.12

Cost of investments in non-affiliates	$5,109,590	$2,219,603
Cost of investments in affiliates	92,184	56,130

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	13

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2018

(Amounts in thousands)

	Undiscovered Managers Behavioral Value Fund		JPMorgan Realty Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$— (a)
Interest income from affiliates	2		— (a)
Dividend income from non-affiliates	120,580		69,726
Dividend income from affiliates	1,544		749
Non-cash dividend income from non-affiliates (b)	10,908		—

Total investment income	133,034		70,475

EXPENSES:
Investment advisory fees	46,508		17,501
Administration fees	5,034		1,895
Distribution fees:
Class A	2,300		415
Class C	1,788		34
Class R2	92		—
Class R3	2		—
Service fees:
Class A	2,300		415
Class C	596		11
Class I	3,031		32
Class L	3,202		57
Class R2	46		—
Class R3	2		—
Class R4	5		—
Class R5	2		14
Custodian and accounting fees	159		67
Professional fees	120		86
Trustees’ and Chief Compliance Officer’s fees	47		32
Printing and mailing costs	442		63
Registration and filing fees	280		122
Transfer agency fees (See Note 2.D.)	225		56
Other	141		55

Total expenses	66,322		20,855

Less fees waived	(3,618)		(4,112)
Less earnings credits	—	(a)	—
Less expense reimbursements	(14)		(12)

Net expenses	62,690		16,731

Net investment income (loss)	70,344		53,744

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	378,564		59,838
Change in net unrealized appreciation/depreciation on investments in non-affiliates	762,683		(9,794)

Net realized/unrealized gains (losses)	1,141,247		50,044

Change in net assets resulting from operations	$1,211,591		$103,788

(a)	Amount rounds to less than one thousand.
(b)	This is a result of a non-cash distribution from a non-affiliated investment. The Fund recorded the non-cash dividend income on the ex-dividend date.

SEE NOTES TO FINANCIAL STATEMENTS.

14	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Undiscovered Managers Behavioral Value Fund		JPMorgan Realty Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$70,344	$43,011	$53,744	$45,618
Net realized gain (loss)	378,564	214,210	59,838	(39,114)
Change in net unrealized appreciation/depreciation	762,683	213,264	(9,794)	(81,240)

Change in net assets resulting from operations	1,211,591	470,485	103,788	(74,736)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,330)	(7,642)	(2,878)	(3,194)
From net realized gains	(33,655)	(27,098)	—	(9,473)
Class C
From net investment income	(486)	(680)	(54)	(157)
From net realized gains	(9,289)	(7,141)	—	(497)
Class I (a)
From net investment income	(11,790)	(9,833)	(248)	—
From net realized gains	(43,497)	(25,395)	—	—
Class L
From net investment income	(34,176)	(25,542)	(1,294)	(2,121)
From net realized gains	(109,716)	(56,777)	—	(5,979)
Class R2
From net investment income	(91)	(87)	—	—
From net realized gains	(666)	(357)	—	—
Class R3 (b)
From net investment income	(4)	—	—	—
From net realized gains	(13)	—	—	—
Class R4 (b)
From net investment income	(19)	—	—	—
From net realized gains	(61)	—	—	—
Class R5 (b)
From net investment income	(7)	—	(304)	(586)
From net realized gains	(20)	—	—	(1,625)
Class R6
From net investment income	(6,860)	(3,836)	(49,917)	(40,432)
From net realized gains	(20,010)	(7,843)	—	(111,980)

Total distributions to shareholders	(276,690)	(172,231)	(54,695)	(176,044)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	95,767	264,288	(21,280)	519,639

NET ASSETS:
Change in net assets	1,030,668	562,542	27,813	268,859
Beginning of period	5,658,278	5,095,736	2,568,138	2,299,279

End of period	$6,688,946	$5,658,278	$2,595,951	$2,568,138

Accumulated undistributed (distributions in excess of) net investment income	$21,006	$17,057	$7,542	$8,493

(a)	Commencement of offering of class of shares effective March 1, 2017 for JPMorgan Realty Income Fund.
(b)	Commencement of offering of class of shares effective March 1, 2017 for Undiscovered Managers Behavioral Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Undiscovered Managers Behavioral Value Fund		JPMorgan Realty Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$130,102	$230,790	$56,720	$54,035
Distributions reinvested	36,742	32,240	2,872	12,604
Cost of shares redeemed	(323,160)	(566,946)	(67,968)	(59,698)

Change in net assets resulting from Class A capital transactions	$(156,316)	$(303,916)	$(8,376)	$6,941

Class C
Proceeds from shares issued	$8,502	$17,155	$746	$1,404
Distributions reinvested	8,473	6,408	53	645
Cost of shares redeemed	(66,644)	(92,630)	(3,159)	(5,481)

Change in net assets resulting from Class C capital transactions	$(49,669)	$(69,067)	$(2,360)	$(3,432)

Class I (a)
Proceeds from shares issued	$168,614	$454,907	$30,798	$268
Distributions reinvested	45,229	28,252	248	—
Cost of shares redeemed	(320,398)	(494,498)	(6,718)	—

Change in net assets resulting from Class I capital transactions	$(106,555)	$(11,339)	$24,328	$268

Class L
Proceeds from shares issued	$730,404	$985,847	$20,101	$17,454
Distributions reinvested	89,324	50,640	1,175	3,432
Cost of shares redeemed	(588,407)	(532,013)	(21,640)	(72,717)

Change in net assets resulting from Class L capital transactions	$231,321	$504,474	$(364)	$(51,831)

Class R2
Proceeds from shares issued	$6,207	$11,117	$—	$—
Distributions reinvested	757	444	—	—
Cost of shares redeemed	(6,899)	(7,387)	—	—

Change in net assets resulting from Class R2 capital transactions	$65	$4,174	$—	$—

Class R3 (b)
Proceeds from shares issued	$1,611	$144	$—	$—
Distributions reinvested	17	—	—	—
Cost of shares redeemed	(90)	(8)	—	—

Change in net assets resulting from Class R3 capital transactions	$1,538	$136	$—	$—

Class R4 (b)
Proceeds from shares issued	$837	$1,640	$—	$—
Distributions reinvested	80	—	—	—
Cost of shares redeemed	(348)	(4)	—	—

Change in net assets resulting from Class R4 capital transactions	$569	$1,636	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

16	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

	Undiscovered Managers Behavioral Value Fund		JPMorgan Realty Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
CAPITAL TRANSACTIONS: (continued)
Class R5 (b)
Proceeds from shares issued	$4,118	$858	$1,618	$6,355
Distributions reinvested	27	—	285	2,105
Cost of shares redeemed	(822)	(27)	(13,464)	(11,000)

Change in net assets resulting from Class R5 capital transactions	$3,323	$831	$(11,561)	$(2,540)

Class R6
Proceeds from shares issued	$269,269	$206,479	$565,512	$564,242
Distributions reinvested	26,588	11,675	49,759	152,401
Cost of shares redeemed	(124,366)	(80,795)	(638,218)	(146,410)

Change in net assets resulting from Class R6 capital transactions	$171,491	$137,359	$(22,947)	$570,233

Total change in net assets resulting from capital transactions	$95,767	$264,288	$(21,280)	$519,639

(a)	Commencement of offering of class of shares effective March 1, 2017 for JPMorgan Realty Income Fund.
(b)	Commencement of offering of class of shares effective March 1, 2017 for Undiscovered Managers Behavioral Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Undiscovered Managers Behavioral Value Fund		JPMorgan Realty Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,888	3,661	4,523	4,128
Reinvested	542	504	226	991
Redeemed	(4,685)	(8,948)	(5,337)	(4,563)

Change in Class A Shares	(2,255)	(4,783)	(588)	556

Class C
Issued	131	288	61	110
Reinvested	133	106	4	52
Redeemed	(1,033)	(1,550)	(256)	(432)

Change in Class C Shares	(769)	(1,156)	(191)	(270)

Class I (a)
Issued	2,384	7,020	2,391	21
Reinvested	652	432	20	—
Redeemed	(4,530)	(7,655)	(530)	—

Change in Class I Shares	(1,494)	(203)	1,881	21

Class L
Issued	10,290	15,279	1,556	1,338
Reinvested	1,282	772	92	266
Redeemed	(8,366)	(8,181)	(1,669)	(5,532)

Change in Class L Shares	3,206	7,870	(21)	(3,928)

Class R2
Issued	90	178	—	—
Reinvested	11	7	—	—
Redeemed	(101)	(117)	—	—

Change in Class R2 Shares	— (b)	68	—	—

Class R3 (c)
Issued	23	2	—	—
Reinvested	— (b)	—	—	—
Redeemed	(1)	— (b)	—	—

Change in Class R3 Shares	22	2	—	—

Class R4 (c)
Issued	13	24	—	—
Reinvested	1	—	—	—
Redeemed	(5)	— (b)	—	—

Change in Class R4 Shares	9	24	—	—

Class R5 (c)
Issued	58	13	125	472
Reinvested	— (b)	—	22	163
Redeemed	(12)	— (b)	(1,013)	(836)

Change in Class R5 Shares	46	13	(866)	(201)

Class R6
Issued	3,820	3,157	43,375	42,096
Reinvested	381	178	3,865	11,816
Redeemed	(1,754)	(1,241)	(49,846)	(11,235)

Change in Class R6 Shares	2,447	2,094	(2,606)	42,677

(a)	Commencement of offering of class of shares effective March 1, 2017 for JPMorgan Realty Income Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective March 1, 2017 for Undiscovered Managers Behavioral Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

18	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Undiscovered Managers Behavioral Value Fund
Class A
Year Ended August 31, 2018	$63.57	$0.59	$12.77	$13.36	$(0.46)	$(2.50)	$(2.96)
Year Ended August 31, 2017	60.15	0.32	4.95	5.27	(0.40)	(1.45)	(1.85)
Year Ended August 31, 2016	55.30	0.49	6.29	6.78	(0.31)	(1.62)	(1.93)
Year Ended August 31, 2015	55.38	0.37	0.81	1.18	(0.43)	(0.83)	(1.26)
Year Ended August 31, 2014	45.93	0.53	9.13	9.66	(0.21)	—	(0.21)

Class C
Year Ended August 31, 2018	59.93	0.24	12.01	12.25	(0.13)	(2.50)	(2.63)
Year Ended August 31, 2017	56.84	0.01	4.67	4.68	(0.14)	(1.45)	(1.59)
Year Ended August 31, 2016	52.43	0.20	5.95	6.15	(0.12)	(1.62)	(1.74)
Year Ended August 31, 2015	52.64	0.09	0.77	0.86	(0.24)	(0.83)	(1.07)
Year Ended August 31, 2014	43.80	0.26	8.69	8.95	(0.11)	—	(0.11)

Class I
Year Ended August 31, 2018	64.95	0.78	13.04	13.82	(0.66)	(2.50)	(3.16)
Year Ended August 31, 2017	61.41	0.50	5.04	5.54	(0.55)	(1.45)	(2.00)
Year Ended August 31, 2016	56.37	0.64	6.43	7.07	(0.41)	(1.62)	(2.03)
Year Ended August 31, 2015	56.41	0.52	0.82	1.34	(0.55)	(0.83)	(1.38)
Year Ended August 31, 2014	46.78	0.68	9.29	9.97	(0.34)	—	(0.34)

Class L
Year Ended August 31, 2018	65.17	0.88	13.10	13.98	(0.76)	(2.50)	(3.26)
Year Ended August 31, 2017	61.60	0.59	5.07	5.66	(0.64)	(1.45)	(2.09)
Year Ended August 31, 2016	56.52	0.73	6.44	7.17	(0.47)	(1.62)	(2.09)
Year Ended August 31, 2015	56.52	0.60	0.83	1.43	(0.60)	(0.83)	(1.43)
Year Ended August 31, 2014	46.80	0.74	9.32	10.06	(0.34)	—	(0.34)

Class R2
Year Ended August 31, 2018	63.05	0.42	12.65	13.07	(0.34)	(2.50)	(2.84)
Year Ended August 31, 2017	59.78	0.17	4.90	5.07	(0.35)	(1.45)	(1.80)
Year Ended August 31, 2016	55.09	0.34	6.28	6.62	(0.31)	(1.62)	(1.93)
Year Ended August 31, 2015	55.18	0.20	0.84	1.04	(0.30)	(0.83)	(1.13)
Year Ended August 31, 2014	45.89	0.40	9.12	9.52	(0.23)	—	(0.23)

Class R3
Year Ended August 31, 2018	63.57	0.47	12.86	13.33	(0.71)	(2.50)	(3.21)
March 1, 2017 (f) through August 31, 2017	64.80	0.13	(1.36)	(1.23)	—	—	—

Class R4
Year Ended August 31, 2018	64.94	0.76	13.06	13.82	(0.76)	(2.50)	(3.26)
March 1, 2017 (f) through August 31, 2017	66.12	0.15	(1.33)	(1.18)	—	—	—

Class R5
Year Ended August 31, 2018	65.17	0.72	13.26	13.98	(0.77)	(2.50)	(3.27)
March 1, 2017 (f) through August 31, 2017	66.30	0.29	(1.42)	(1.13)	—	—	—

Class R6
Year Ended August 31, 2018	65.29	0.94	13.15	14.09	(0.83)	(2.50)	(3.33)
Year Ended August 31, 2017	61.70	0.66	5.07	5.73	(0.69)	(1.45)	(2.14)
Year Ended August 31, 2016	56.59	0.72	6.52	7.24	(0.51)	(1.62)	(2.13)
Year Ended August 31, 2015	56.58	0.63	0.85	1.48	(0.64)	(0.83)	(1.47)
Year Ended August 31, 2014	46.82	0.78	9.34	10.12	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

20	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$73.97	21.46%	$888,695	1.29%	0.86%	1.35%	29%
63.57	8.76	907,053	1.28	0.51	1.76	24
60.15	12.70	1,146,043	1.29	0.88	1.83	44
55.30	2.23	696,222	1.29	0.66	1.86	36
55.38	21.06	364,773	1.28	1.02	1.79	44

69.55	20.85	233,455	1.79	0.37	1.85	29
59.93	8.22	247,259	1.78	0.02	2.23	24
56.84	12.13	300,255	1.79	0.38	2.28	44
52.43	1.73	185,342	1.79	0.17	2.31	36
52.64	20.46	107,383	1.78	0.52	2.29	44

75.61	21.75	1,220,927	1.04	1.11	1.10	29
64.95	9.03	1,145,714	1.03	0.77	1.44	24
61.41	12.99	1,095,710	1.04	1.13	1.49	44
56.37	2.49	579,340	1.04	0.91	1.54	36
56.41	21.36	270,648	1.04	1.25	1.55	44

75.89	21.95	3,589,067	0.90	1.24	0.95	29
65.17	9.19	2,873,203	0.88	0.91	1.28	24
61.60	13.16	2,230,948	0.89	1.28	1.31	44
56.52	2.65	1,154,307	0.89	1.06	1.33	36
56.52	21.54	520,539	0.89	1.37	1.39	44

73.28	21.16	20,684	1.54	0.61	1.63	29
63.05	8.47	17,759	1.53	0.27	2.05	24
59.78	12.43	12,822	1.54	0.61	2.10	44
55.09	1.98	4,845	1.54	0.36	2.10	36
55.18	20.77	942	1.54	0.74	2.05	44

73.69	21.45	1,784	1.30	0.67	1.38	29
63.57	(1.90)	133	1.29	0.40	1.66	24

75.50	21.76	2,461	1.05	1.08	1.10	29
64.94	(1.78)	1,586	1.04	0.47	1.42	24

75.88	21.95	4,521	0.90	1.00	1.02	29
65.17	(1.70)	821	0.89	0.88	1.26	24

76.05	22.08	727,352	0.80	1.33	0.85	29
65.29	9.29	464,750	0.78	1.01	1.16	24
61.70	13.28	309,958	0.78	1.24	1.17	44
56.59	2.73	54,931	0.79	1.10	1.19	36
56.58	21.67	15,199	0.79	1.41	1.29	44

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Realty Income Fund
Class A
Year Ended August 31, 2018	$13.05	$0.24		$0.31	$0.55	$(0.22)	$—	$(0.22)
Year Ended August 31, 2017	14.67	0.19		(0.82)	(0.63)	(0.24)	(0.75)	(0.99)
Year Ended August 31, 2016	12.95	0.20		2.42	2.62	(0.17)	(0.73)	(0.90)
Year Ended August 31, 2015	13.28	0.18		0.03	0.21	(0.20)	(0.34)	(0.54)
Year Ended August 31, 2014	11.26	0.15	(f)	2.37	2.52	(0.19)	(0.31)	(0.50)

Class C
Year Ended August 31, 2018	12.61	0.18		0.30	0.48	(0.16)	—	(0.16)
Year Ended August 31, 2017	14.27	0.13		(0.82)	(0.69)	(0.22)	(0.75)	(0.97)
Year Ended August 31, 2016	12.64	0.12		2.36	2.48	(0.12)	(0.73)	(0.85)
Year Ended August 31, 2015	13.00	0.10		0.05	0.15	(0.17)	(0.34)	(0.51)
Year Ended August 31, 2014	11.06	0.10	(f)	2.30	2.40	(0.15)	(0.31)	(0.46)

Class I
Year Ended August 31, 2018	13.23	0.28		0.31	0.59	(0.29)	—	(0.29)
March 1, 2017 (g) through August 31, 2017	13.22	0.07		(0.06)	0.01	—	—	—

Class L
Year Ended August 31, 2018	13.23	0.30		0.31	0.61	(0.29)	—	(0.29)
Year Ended August 31, 2017	14.82	0.25		(0.83)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.07	0.25		2.44	2.69	(0.21)	(0.73)	(0.94)
Year Ended August 31, 2015	13.37	0.24		0.03	0.27	(0.23)	(0.34)	(0.57)
Year Ended August 31, 2014	11.31	0.22	(f)	2.36	2.58	(0.21)	(0.31)	(0.52)

Class R5
Year Ended August 31, 2018	13.30	0.30		0.32	0.62	(0.30)	—	(0.30)
Year Ended August 31, 2017	14.89	0.26		(0.84)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.08	0.24		2.47	2.71	(0.17)	(0.73)	(0.90)
Year Ended August 31, 2015	13.38	0.24		0.04	0.28	(0.24)	(0.34)	(0.58)
Year Ended August 31, 2014	11.32	0.21	(f)	2.37	2.58	(0.21)	(0.31)	(0.52)

Class R6
Year Ended August 31, 2018	13.26	0.30		0.31	0.61	(0.31)	—	(0.31)
Year Ended August 31, 2017	14.84	0.26		(0.83)	(0.57)	(0.26)	(0.75)	(1.01)
November 2, 2015 (g) through August 31, 2016	14.55	0.23		0.96	1.19	(0.17)	(0.73)	(0.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$13.38	4.31%	$167,082	1.18%	1.87%		1.36%	107%
13.05	(3.99)	170,609	1.18	1.46		1.41	116
14.67	21.23	183,703	1.18	1.45		1.47	141
12.95	1.46	172,267	1.18	1.28		1.54	93
13.28	23.30	141,044	1.18	1.24	(f)	1.39	105

12.93	3.85	3,873	1.68	1.42		1.91	107
12.61	(4.53)	6,180	1.67	1.05		1.96	116
14.27	20.56	10,842	1.68	0.93		1.98	141
12.64	0.98	9,154	1.68	0.76		1.97	93
13.00	22.64	7,941	1.68	0.83	(f)	1.90	105

13.53	4.63	25,725	0.92	2.21		1.10	107
13.23	0.08	272	0.78	1.11		0.97	116

13.55	4.74	60,464	0.78	2.29		0.97	107
13.23	(3.62)	59,320	0.78	1.92		0.98	116
14.82	21.64	124,676	0.78	1.84		0.98	141
13.07	1.89	188,818	0.78	1.71		0.97	93
13.37	23.81	258,480	0.78	1.78	(f)	1.00	105

13.62	4.81	13,167	0.73	2.31		0.95	107
13.30	(3.59)	24,380	0.73	1.93		0.97	116
14.89	21.71	30,288	0.73	1.73		0.91	141
13.08	1.94	1,839,070	0.73	1.74		0.91	93
13.38	23.83	1,393,335	0.73	1.69	(f)	0.94	105

13.56	4.79	2,325,640	0.68	2.34		0.85	107
13.26	(3.51)	2,307,377	0.68	1.94		0.86	116
14.84	9.09	1,949,770	0.68	2.00		0.86	141

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Undiscovered Managers Behavioral Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan Realty Income Fund	Class A, Class C, Class I, Class L, Class R5 and Class R6	Non-Diversified

All share classes for the Undiscovered Managers Behavioral Value Fund (“Behavioral Value Fund”) and Class L Shares of the JPMorgan Realty Income Fund (“Realty Income Fund”) are publicly offered on a limited basis.

The investment objective of Behavioral Value Fund is capital appreciation.

The investment objective of Realty Income Fund is high total investment return through a combination of capital appreciation and current income.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

24	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Behavioral Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,702,987	$—	$—	$6,702,987

Realty Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,599,752	$—	$—	$2,599,752

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended August 31, 2018.

B. Investment Transactions with Affiliates —The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

Behavioral Value Fund

For the year ended August 31, 2018
Security Description	Value at August 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.82% (a) (b)	$96,014	$1,005,363	$1,009,193	$—	$—	$92,184	92,184	$1,544	$—

Realty Income Fund

For the year ended August 31, 2018
Security Description	Value at August 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.82% (a) (b)	$47,185	$1,160,208	$1,151,263	$—	$—	$56,130	56,130	$749	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2018.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended August 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Behavioral Value Fund
Transfer agency fees	$28	$12	$20	$137	$5	$—	(a)	$—	(a)	$1		$22	$225
Realty Income Fund
Transfer agency fees	26	3	1	10	n/a	n/a		n/a		—	(a)	16	56

(a)	Amount rounds to less than one thousand.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — For Behavioral Value Fund, distributions from net investment income, if any, are generally declared and paid annually. For Realty Income Fund, distributions from net investment income, if any, are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
Behavioral Value Fund	$—	$(6,632)		$6,632
Realty Income Fund	—	—	(a)	—	(a)

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Behavioral Value Fund	0.75%
Realty Income Fund	0.75

A Sub-advisory Agreement exists between JPMIM and Fuller & Thaler Asset Management, Inc. for the Behavioral Value Fund. Under the terms of the Sub-Advisory Agreement, JPMIM pays the sub-adviser a portion of fees received by JPMIM.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

26	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Behavioral Value Fund	0.25%	0.75%	0.50%	0.25%
Realty Income Fund	0.25	0.75	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Behavioral Value Fund	$26	$1
Realty Income Fund	1	—

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Behavioral Value Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Realty Income Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Behavioral Value Fund	1.30%	1.80%	1.05%	0.90%	1.55%	1.30%	1.05%	0.90%	0.80%
Realty Income Fund	1.18	1.68	0.93	0.78	n/a	n/a	n/a	0.73	0.68

The expense limitation agreement was in effect for the year ended August 31, 2018 and is in place until at least December 31, 2018.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

For the year ended August 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Behavioral Value Fund	$2,883	$312	$137	$3,332	$14
Realty Income Fund	2,374	1,582	46	4,002	12

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the year ended August 31, 2018 were as follows (amounts in thousands):

Behavioral Value Fund	$286
Realty Income Fund	110

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2018, Realty Income Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended August 31, 2018, the Behavioral Value Fund incurred approximately $1,000 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Value Fund	$1,761,422	$1,850,137
Realty Income Fund	2,470,493	2,493,937

During the year ended August 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Value Fund	$5,245,419	$1,654,685	$197,117	$1,457,568
Realty Income Fund	2,303,867	310,671	14,786	295,885

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

28	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

The tax character of distributions paid during the year ended August 31, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Behavioral Value Fund	$150,839	$125,851	$276,690
Realty Income Fund	54,695	—	54,695

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Behavioral Value Fund	$116,124	$56,107	$172,231
Realty Income Fund	79,759	96,285	176,044

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of August 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Behavioral Value Fund	$61,643	$276,290	$1,457,568
Realty Income Fund	7,575	(19,060)	295,885

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and non-taxable dividends.

As of August 31, 2018, the following Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Realty Income Fund	$19,060	$—

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended August 31, 2018, the following Fund deferred to September 1, 2018, the following net capital losses of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term
Realty Income Fund	$4,852	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended August 31, 2018.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended August 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of August 31, 2018, JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate approximately 79.7% of the net assets of Realty Income Fund.

As of August 31, 2018, Behavioral Value Fund had fourteen non-affiliated omnibus accounts which represented 40.7% of the Fund’s net assets.

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Because the Funds may invest a significant portion of their assets in real estate investment trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Funds may invest in companies with relatively small market capitalizations. Behavioral Value Fund will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

8. New Accounting Pronouncement

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.

9. Subsequent Event

Effective October 5, 2018, the Funds may engage in securities lending to broker dealers or other financial institutions approved by the Funds. Citibank N.A. serves as lending agent for the Funds.

30	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Undiscovered Managers Funds and Shareholders of Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund (constituting Undiscovered Mangers Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

October 29, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	31

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

32	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	33

TRUSTEES

(Unaudited) (continued)

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

34	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	35

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2018, and continued to hold your shares at the end of the reporting period, August 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Undiscovered Managers Behavioral Value Fund
Class A
Actual	$1,000.00	$1,121.40	$6.95	1.30%
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class C
Actual	1,000.00	1,118.70	9.61	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class I
Actual	1,000.00	1,122.80	5.62	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class L
Actual	1,000.00	1,123.60	4.82	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R2
Actual	1,000.00	1,120.00	8.28	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class R3
Actual	1,000.00	1,121.40	6.95	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R4
Actual	1,000.00	1,122.80	5.62	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class R5
Actual	1,000.00	1,123.80	4.82	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R6
Actual	1,000.00	1,124.30	4.28	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

36	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Realty Income Fund
Class A
Actual	$1,000.00	$1,158.70	$6.42	1.18%
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class C
Actual	1,000.00	1,155.70	9.07	1.67
Hypothetical	1,000.00	1,016.79	8.49	1.67
Class I
Actual	1,000.00	1,160.20	5.06	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class L
Actual	1,000.00	1,160.70	4.25	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class R5
Actual	1,000.00	1,161.00	3.98	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	1,161.10	3.70	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose annual report is contained herein and of the sub-advisory agreement for the Undiscovered Managers Behavioral Value Fund (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser and/or Fuller & Thaler Asset Management, Inc., the sub-adviser for the Undiscovered Managers Behavioral Value Fund (the “Sub-Adviser”), including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.

The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or Sub-Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.

Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement and by the Sub-Adviser from the Adviser, as applicable, was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and Sub-Adviser’s senior management, as applicable, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and Sub-Adviser, as applicable. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s and Sub-Adviser’s risk governance model, as applicable, and reports showing the Adviser’s and Sub-Adviser’s compliance structure and ongoing compliance processes, as applicable. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates, and Sub-Adviser, as applicable, to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition,

38	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

they considered the overall reputation and capabilities of the Adviser and its affiliates, and Sub-Adviser, as applicable, the commitment of the Adviser and Sub-Adviser, as applicable, to provide high quality service to the Fund(s), their overall confidence in the Adviser’s and Sub-Adviser’s, as applicable, integrity and the Adviser’s and Sub-Adviser’s, as applicable, responsiveness to questions or concerns raised by them, including the Adviser’s and Sub-Adviser’s, as applicable, willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, with respect to the Undiscovered Managers Behavioral Value Fund, the Trustees considered the different roles and responsibilities performed by the Adviser and Sub-Adviser under the Advisory Agreements, including the Adviser’s monitoring and evaluating of the Sub-Adviser to help assure that the Sub-Adviser is managing the Undiscovered Managers Behavioral Value Fund consistently with its investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, as applicable, the Sub-Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the

Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”)it which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreements.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The

Trustees noted that the performance for Class L shares was in the second, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Realty Income Fund’s performance for Class A shares was in the fifth quintile based upon the Peer Group, and in the fourth, fifth, and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that performance for Class L shares was in the fourth, fifth and third quintiles based upon the Peer Group, and in the fourth quintile based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances. They requested, however, that the Fund’s adviser provide additional performance information to be reviewed with members of the Board’s equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and the administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees also considered the fees paid by the Adviser to the Sub-Adviser, as applicable, out of the advisory fee, and noted the reduction in the contractual advisory fee payable to the Adviser, and sub-advisory fee payable from the Adviser to the Sub-Adviser, for the Undiscovered Managers Behavioral Value Fund effective September 1, 2017. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s

40	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that, the Undiscovered Managers Behavioral Value Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that net advisory fee and actual total expenses for Class L shares were in the third and second quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, including the reduction to the contractual advisory fee and sub-advisory fee effective September 1, 2017, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the

Sub-Adviser were satisfactory in light of the services provided to the Fund.

The Trustees noted that, the Realty Income Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class L shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class L shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

AUGUST 31, 2018	UNDISCOVERED MANAGERS FUNDS	41

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

The fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended August 31, 2018:

Dividends Received Deduction
Undiscovered Managers Behavioral Value Fund	55.67%

Long Term Capital Gain

The fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended August 31, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
Undiscovered Managers Behavioral Value Fund	$125,851

Qualified Dividend Income (QDI)

The fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended August 31, 2018 (amounts in thousands):

Qualified Dividend Income
Undiscovered Managers Behavioral Value Fund	$83,969

42	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. August 2018.	AN-UM-818

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $85,240

2017 – $103,952

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $11,880

2017 – $11,680

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $22,942

2017 – $22,244

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – Not applicable

2017 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 – $32.0 million

2017 – $28.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel President and Principal Executive Officer November 07, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel President and Principal Executive Officer November 07, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens Treasurer and Principal Financial Officer November 07, 2018